UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2025

Bubblr, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	000-56747	86-2355916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

30 N Gould St., Ste R, Sheridan WY	82801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 814 7184

N/A
(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2025, we appointed Patrick Ensor as Chief Revenue Officer. Mr. Ensor has also been appointed to our Board of Directors.

On August 5, 2025, our Board of Directors approved an Executive Employment Agreement in favor of Mr. Ensor. The description of the agreement is qualified in its entirety by reference to the complete terms of the agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein (“Agreement”). Aside from the Agreement, there have been no material direct or indirect interests in transactions between Mr. Ensor and us over the last two years.

Mr. Ensor, 46, has over 25 years of senior sales and marketing experience across various sectors, including technology, fashion, catering, hospitality, and chemical industries. Over the past eighteen months, he has been an invaluable pro-bono consultant for the Company, leveraging his deep expertise to enhance our sales and marketing strategies, develop robust go-to-market plans, optimize customer development, and develop sales forecasts. Additionally, Mr. Ensor has a proven track record in raising capital, effectively connecting our company with numerous high-profile investors. This has significantly strengthened our financial foundation and future growth prospects.

Mr. Ensor has not held other directorships over the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Executive Employment Agreement dated August 5, 2025, with Patrick Ensor

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2025	Bubblr, Inc.

	By:	/s/ David Chetwood
	Name:	David Chetwood
	Title:	Chief Financial Officer

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